SALUDA GRADE MORTGAGE FUNDING LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“Saluda Grade Opportunities Fund LLC”.) The review included a total of 113 originated residential mortgage loans, in connection with the securitization identified as (“GRADE 2024-CES1”) (the “Securitization”). The review was conducted from February 2023 to May 2023.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The credit review included the following (collectively, the “Credit Review”):

1.	Review Initial & Final Application
a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent or reconciled.
b.	Validate Social Security/Taxpayer Identification number is valid
c.	Compare data on final form 1003 with the data from verifications
d.	Form is Complete, Signed, Dated, on or before loan consummation date, and NMLS is complete
2.	Review AUS Decision and Approval Conditions
a.	Underwriting decision is supported (manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)
b.	Validation of income calculations
c.	Validation of assets/funds to close
d.	Validation of DTI calculations
e.	Validation of LTV calculations
f.	Validation of payment shock calculations if applicable

g.	Validation of payment shock calculations if applicable
3.	Review Occupancy/Red Flags
a.	Occupancy is supported
b.	Red Flags adequately addressed
4.	Reverification of Borrower Original and Audit Credit Report
a.	Validate names, social security number(s), and addresses
b.	AKA’s investigated and cleared
c.	Validate credit inquiries within 90 days have been properly addressed
d.	Acceptable credit history and credit score requirements
e.	The Reverifications within this section are intended to meet the Client or Agency Guidelines for post -closing quality control reverifications.
5.	Reviews Fraud Report to compare vs loan documentation:
a.	Validates Social Security number and year issued
b.	Verifies address information associated with the Borrower (s)
c.	Confirms OFAC clearances
d.	Reveals any potential bankruptcy filings
6.	Review of Borrower Employment, Income, and Asset Information
a.	Employment
i.	Compare for conflicting information
ii.	Check dates for document expiration
iii.	Complete forms and documentation
iv.	Evaluate history and stability of employment
b.	Income
i.	Review employment and income by analyzing income documents and comparing against re-verification documents
ii.	W-2s and Paystubs, if applicable
iii.	Transcripts (as applicable) support income
iv.	Tax Returns and Profit and Loss Statements, as applicable
v.	Bank Statements or other Alternate Income documents as required by the guidelines
vi.	Consistent/Continuing Employment, if applicable
c.	Assets
i.	Confirm adequate funds to cover required down payment and closing costs and reserves
ii.	Check dates for document expiration
iii.	Sufficient funds were sourced and seasoned
iv.	Gift funds verified and met guidelines

7.	Review Sales Contract
a.	Complete and executed
b.	Earnest Money Deposit verified
c.	Parties are consistent
d.	Seller contributions are within guidelines
8.	Hazard and Flood (if applicable)
a.	Verify sufficient coverage
b.	Verify coverage is for subject
c.	Validate all premiums are included in DTI and any required upfront premium is paid
9.	Mortgage Insurance (if applicable)
a.	Certificate in file
b.	Sufficient Coverage
c.	Premium indicated and included in DTI
10.	Review Title Commitment/Policy
a.	Vesting correct
b.	Lien position
c.	Legal description
d.	Validate no encumbrances
11.	Review Closing Documents
a.	Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures and NMLS identifiers
b.	Correct and complete instruments
c.	Closing Disclosure
d.	Right to Cancel (if applicable)
12.	QM/ATR Credit Review

Loans with application dates after January 10, 2014 are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z – the Truth in Lending Act. For these Loans, MaxDiligence will (a) Confirm that the originator/aggregator provided a QM designation, and (b) review the Loan for the eight (8) Key Underwriting Factors below that are required pursuant to the ATR rule.

a.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, excluding investment properties, as set forth below:

i.	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c)) as evaluated based on the applicable investor guidelines;
ii.	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
iii.	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
iv.	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).
b.	MaxDiligence will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation of QM, Non-QM, or exempt from ATR. (MaxDiligence determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, MaxDiligence notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, MaxDiligence notes if an originator mortgage loan designation was not provided.
c.	MaxDiligence utilizes the following designations for applicable loans: QM designations: QM Safe-Harbor, Temporary QM, Non-QM, QM Rebuttal Presumption and ATR Designations: ATR Compliant, ATR Exempt and ATR Fail.
d.	With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, MaxDiligence reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.
e.	If a mortgage loan was designated as QM, MaxDiligence reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph.

f.	For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, MaxDiligence then determines whether the mortgage loan is a Safe Harbor QM or QM Rebuttable Presumption by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).
g.	For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, MaxDiligence then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements, as defined within the applicable underwriting guidelines, and provides a due diligence designation of Non-QM indicating compliant, ATR risk indicating it may not be compliant, or ATR Fail, indicating it is non-compliant.
h.	MaxDiligence reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation:
i.	Income / Assets - Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves, to Confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan.
•	Review Loan documentation for required level of income and asset verifications.
ii.	Employment - Review file documentation for required level of employment
iii.	Monthly Mortgage Payment: Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.
iv.	Simultaneous Loans - Ensure that all concurrent Loans were included in the debt-to-income ratio (“DTI”) calculation, to properly assess the ability to repay.
v.	Mortgage-Related Obligations - Validate that the subject Loan monthly payment calculation includes principle, interest, taxes, and insurance (“PITI”), as well as other costs related to the property such as homeowners’ association (“HOA”) fees, private mortgage insurance (“PMI”), ground rental fees, etc.

vi.	Debts / Obligations - Validate monthly recurring non-mortgage-related liabilities
vii.	DTI / Residual Income - Validate debt-to-income ratio (DTI), or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.
viii.	Credit History - Review credit report for credit history and required credit depth, including any / all inquiries, and Determine a representative credit score from the credit report

Valuation Review

MaxDiligence performed a “Valuation Review,” which included the following:

1.	Valuation Review
a.	MaxDiligence’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. MaxDiligence’s review will include verifying the appraisal report:
b.	On the appropriate GSE form:
i.	All elements of appraisal are present
ii.	Ensure all applicable Loan documents match appraisal information
iii.	Property is acceptable collateral for Loan program
iv.	Completed by an appraiser that was actively licensed to perform the valuation
v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains a transfer letter from the original lender
vi.	The original appraisal report is made and signed prior to the final approval of the mortgage loan application; Any revisions, if made known to MaxDiligence, to the original report are documented and dated completed and dated within the guideline’s restrictions,
vii.	The original appraisal is ‘As is' or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

viii.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file, but notes a variance above 10% or an inconclusive value, MaxDiligence will recommend a BPO or field review be ordered.
ix.	With regard to the use of comparable properties, MaxDiligence’s review will (a) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirm the property value and square footage of the subject property was bracketed by comparable properties, (c verify that comparable properties used are similar in size, style, and location to the subject, and (d) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.
x.	Other aspects of MaxDiligence’s review include (i) verifying that the address matched the mortgage note, ((ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.
c.	If more than one valuation was provided, MaxDiligence will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, MaxDiligence will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in MaxDiligence’s review result in a variance of more than 10% then the client will be notified of such variance.
d.	MaxDiligence will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, MaxDiligence will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

e.	In addition, MaxDiligence will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

Compliance Review

MaxDiligence performed a “Compliance Review” below, which is applicable to Loans originated on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”).

1.       “Compliance Review” means that MaxDiligence will review each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complies with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

2.	TRID Requirements

a)       This section is applicable to Loans originated on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”). For TRID Loans, the Compliance Review will include:

(1)	Loan Estimates (“LEs”)

(a)       Confirm the presence of the current LE form in effect at the time of origination and Verify timely delivery of the initial LE to the borrower (within three (3) business days of application).

(b)       Verify that all broker fees were accurately disclosed and reflected in the appropriate locations, including Yield Spread Premium (“YSP”). Ensure fees are reasonable and customary fees for the lender, title company, and escrow company, and that those fees were accurately disclosed on the LE and were reflected in the proper location on the document.

(2)	Revised LEs
(a)	If the file contains a revised LE:

(b)       Determine whether the file requires evidence of “Changed Circumstances” due to an unexpired rate lock, and if so, determine whether the file contains evidence of valid Changed Circumstances

(c)       Confirm that the revised LE was delivered to the borrower within three (3) business days of (i) the Loan originator receiving information sufficient to establish the Changed Circumstances, or (ii) the borrower locking in a new rate.

(3)	Final Closing Disclosure (“CD”)

(a)       Verify that the correct CD form was used, and that the Final HUD-1 accurately lists all fees disclosed on the GFE.

(4)	Tolerance Testing

(a)       Compare the fees disclosed in the final binding LE to those in the final CD and confirm that final CD fees are within the permitted tolerances.

(b)       Confirm that all fees are accurately reflected in the correct tolerance category on the LE and CD, and that Loan terms are accurately disclosed between the LE and CD. If applicable, determine the cost for the Loan originator to cure tolerance or other violations, and verify documentation of appropriate restitution to the borrower.

(5)       Other TILA Requirements. MaxDiligence will review all Loans for compliance with the below general Truth in Lending Act (“TILA”) requirements:

(a)	Truth in Lending Disclosure

(i)       Review the Truth in Lending Disclosure; Determine if executed by all required parties.

(ii)       Recalculate APR and Finance Charge, payment streams, principal and interest calculations; compare to the Loan originator’s original disclosed calculations and determine if disclosure differences are within allowed tolerances.

(6)	Notice of Right to Cancel (Rescission)

(a)       If applicable, verify the transaction date and expiration date, ensure proper execution of the Notice of Right to Cancel by all required parties; verify the disbursement date; and determine if a full three (3) day rescission period was adequately provided to the borrower(s).

(7)	Federal Disclosures

(a)       Determine whether specified federal

disclosures were provided timely based upon comparison of the application date to the dates on such disclosures, including:

(i)	ARM Disclosure
(ii)	Right to Receive Copy of Appraisal
(b)	Originator License

(i)       Confirm through NMLS the Loan originator and originating firm’s license status was active and properly disclosed on appropriate Loan documents.

(c)	Closing Documents

(i)       Review closing documents to ensure that the Loan information is complete, accurate, and consistent with other documents, and confirm collateral documents have been recorded or sent for recording

(8)	Other Regulations
(a)	National Flood Insurance Program (“NFIP”)

(i)       Review each Loan (if applicable to the subject property) to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

(ii)       Homeowner’s Flood Affordability Act (“HFIAA”)

(iii)       Review to determine whether all premiums and fess for flood insurance are escrowed, and that the escrow is payable with same frequency as payments designated for the Loan.

(9)	High Cost & Anti-Predatory Regulations

(a)       HOEPA testing: Review the Loan for compliance with the Home Ownership equity Protection Act (“HOEPA”), including, as applicable:

(i)	APR test
(ii)	Points and Fees test

(iii)       Review of HOEPA disclosure for accuracy (i.e., payment stream, highest payment scenario; dates disclosed, dates acknowledged)

(iv)	Review and confirm documentation type
(v)	Review for evidence of prepayment penalty
(vi)	Verify Debt to Income conformity, if applicable.

(b)       Higher Priced Mortgage Loan (HPML) Review: test applicable Loans to verify that the APR threshold compared to the average prime offer rate has not been violated

(c)       Agency Points and Fees rules: calculate the allowable agency points and fees thresholds as defined by agency industry guides

(d)       Applicable State and Local High-Cost/Anti-Predatory Regulations

(10)	Texas Section 50(a)(6) Mortgages

(a)       Testing for the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations (as applicable), including but not limited to:

(i)	LTV Threshold
(ii)	Points and Fees Limitation

(iii)       Texas Home Equity Loan Disclosures (including timing and content requirements):

(a)	Home Equity Loan Consumer Disclosure / 12-Day Letter

(b)       Home Equity Loan Interest and Fees Preclosing Disclosure

(c)       Acknowledgement of Receipt of Loan Closing Document Copies

(d)	Home Equity Loan Rescission Notice

(e)       Fair Market Value of Homestead Property Acknowledgment/Affidavit

(11)	Compliance Review Documents

(a)       For the Compliance Review, MaxDiligence will review the Loan file to confirm that the documents below, to the extent applicable to the Loan, are included in the Loan file and complete:

(i)	Note, including all riders
(ii)	Mortgage/Deed of Trust, including all riders
(iii)	Closing Disclosure(s) for First Lien

(iv)       Right of Rescission (if applicable based on information provided to MaxDiligence)

(v)	Disclosures
(vi)	Servicing Disclosure
(vii)	Homeowners Counseling Disclosure
(viii)	Adjustable-Rate Mortgage (ARM) Disclosure

(ix) Affiliated Business Disclosure Initial and any re- disclosed Loan Estimate(s)

(x)	Intent to Proceed
(xi)	MaxDiligence List
(xii)	Change of Circumstance for fee changes

(xiii) Escalation documents for exception approval (if applicable).

(xiv)	Initial, re-disclosed (if applicable), and Final TIL
(xv)	Initial and re-disclosed (if applicable) GFE
(xvi)	Final HUD-1
(xvii)	Right to receive copy of appraisal

3.	Compliance Disclaimers and Exceptions

a)       MaxDiligence will not make a determination as to whether the Loans comply with federal, state, or local laws, constitutional provisions, regulations, or ordinances that are not expressly enumerated above. MaxDiligence cannot guarantee that the Loans are free from any material issues that could affect the future performance of the Loans, or that the Loans are fully compliant with applicable law. Furthermore, the findings reached by MaxDiligence are dependent upon its receiving complete and accurate data regarding the Loans from Client, Loan originators, and other third parties upon which MaxDiligence is relying in reaching such findings.

b)       The MaxDiligence personnel performing the Compliance Review are not attorneys, and the results of the Compliance Review do not constitute legal advice. The Compliance Review is limited to review and determination of certain facts based on Loan information provided by Client and/or other third parties and are intended for informational purposes only. Client has sole responsibility for making any legal conclusions, and for determining whether to include the Loan in any transaction.

4.	For TRID, MaxDiligence will not test:
a)	Loan types that are excluded from compliance with TRID:
b)	Technical formatting of disclosures.

c)       Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

d)       For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, Whether prohibited fees were collected prior to the initial LE being issued

e)	Whether any fee is a “bona fide” fee for third-party services

Data Discrepancy

As part of the Credit, Property and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
ApplicationDate	4	113	3.54%
Term	49	113	43.36%
OriginatorDocType	2	113	1.77%
B1LastName	2	113	1.77%
CLTV	4	113	3.54%
ClosingSettlementDate	1	2	50%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 94.69% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Percent of Loans
A	107	94.69%
B	6	5.31%
C	0	0.0%
D	0	0.0%
Total	113	100.0%

Credit Grade Summary
Event Grade	Loan Count	Percent of Loans
A	111	98.23%
B	2	1.77%
C	0	0.00%
D	0	0.00%
Total	113	100.00%

Property Grade Summary
Event Grade	Loan Count	Percent of Loans
A	113	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	113	100.00%

Compliance Grade Summary
Event Grade	Loan Count	Percent of Loans
A	108	95.58%
B	5	4.42%
C	0	0.0%
D	0	0.0%
Total	113	100.0%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Approval/Underwriting Summary Not Provided	1
		Borrower 1 3rd Party VOE Prior to Close Missing	2
		Borrower 1 CPA Letter Missing	1
		Borrower 1 Credit Report is Missing	32
		Borrower 1 IRS Transcripts Missing	1
		Borrower 1 Paystubs Missing	2
		Borrower 1 W2/1099 Less Than 24 Months Provided	3
		Borrower 2 Credit Report is Missing	12
		Borrower 2 Paystubs Less Than 1 Month Provided	1
		Borrower 2 W2/1099 Missing	2
		Condo - Documentation	1
		Condo - HOA Dues	1
		DTI exceeds program maximum	1
		Eligibility - Borrower Identity	1
		Eligibility - Citizenship Requirements	2
		Flood Certificate Missing	1
		Flood Insurance Policy Missing	1
		Fraud Report Shows Uncleared Alerts	1
		Hazard Insurance Policy is Missing	1
		HO6 Master Insurance Policy is Missing	1
		Income - Income Documentation Missing	2
		Liabilities - Payoff Missing	1
		Liabilities - REO	1
		Missing Property Tax Cert	1
		Missing VOM or VOR	1
		No Credit Findings	59
		Qualifying Credit Score does not meet eligibility requirement(s)	1
		Total Credit Grade (A) Exceptions	134
	B	Approval/Underwriting Summary Not Provided	2
		Total Credit Grade (B) Exceptions	2
Property	A	Appraisal - Incomplete	1
		Missing Appraisal	2
		Value - Value is supported within 10% of original appraisal amount	110
		Total Property Grade (A) Exceptions	113

Compliance	A	CA AB 260 Higher-Priced Mortgage Loan Test	16
		Charges That Cannot Increase Test	13
		Charges That Cannot Increase Test (50001251)	1
		Charges That In Total Cannot Increase More Than 10% Test	2
		Consummation or Reimbursement Date Validation Test	1
		Federal - Corrected Closing Disclosure (Loan Product)(Last CD Received Date)	1
		Federal - General Qualified Mortgage Price-Based Limit (Junior Lien)	1
		Final CD: Closing Cost Detail fee(s) not disclosed in the proper section based on ability to shop	1
		Final CD: File # is missing	7
		Higher-Priced Mortgage Loan Test	91
		IN License Validation Test	2
		Initial Closing Disclosure Delivery Date Test	7
		Insufficient Change of Circumstance (50001252)	1
		KS License Validation Test	1
		MD Credit Regulations Covered Loan APR Threshold Test	1
		MI Lender Retained Fees Test	2
		Missing Doc - ROR/Missing	1
		NC Rate Spread Home Loan Test	3
		NJ Prohibited Fees Test	1
		NJ Second Lien Prohibited Fees Test	4
		NMLS/License ID is missing	1
		No Compliance Findings	10
		PA DTI Provided Test	1
		PA Lender Prohibited Fees Test	5
		Post-Consummation Event and Revised Closing Disclosure Delivery Date Test	1
		Qualified Mortgage APR Threshold Test	61
		Qualified Mortgage Safe Harbor Threshold	95
		Reimbursement Amount Validation Test	1
		Reimbursement Date Test	1
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		Revised Loan Estimate Delivery Date Test (prior to consummation)	1
		The Deed of Trust is Missing	1
		The Final Closing Disclosure contains errors	1
		The Note is Incomplete	2
		TILA APR Test	1
		TILA Finance Charge Test	1
		TILA Foreclosure Rescission Finance Charge Test	2
		TRID Foreclosure Rescission Total of Payments Test	1
		TRID Initial Loan Estimate Date and Initial Closing Disclosure Date Validation Test	1
		TRID Total of Payments Test	1
		TRID: Estimated Taxes, Insurance, & Assessments	5
		TRID: Form/disclosure deficiency	5
		TRID: Loan Estimate Deficiency	15
		TRID: Missing Initial Closing Disclosure	6
		Virginia Prohibited Fees Test	1
		WA Prohibited Lender Fees Test	4
		Total Compliance Grade (A) Exceptions	382
Compliance	B	Interest Rate Test	2
		KS Lender Prepaid Finance Charge Test	1
		Late Fees Test	1
		TILA Foreclosure Rescission Finance Charge Test	1
		Total Compliance Grade (B) Exceptions	5

Event Grade Definitions:

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.